SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 18, 2006

Date of Report (Date of earliest event reported)

EDGAR Online, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26071	06-1447017
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 Washington Street, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip Code)

(203) 852-5666

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 18, 2006, Miklos A. Vasarhelyi resigned from the Board of Directors of EDGAR Online, Inc. (the “Company”), effective immediately. Concurrent with the Company’s acceptance of Mr. Vasarhelyi’s resignation, the Company’s Board of Directors appointed Elisabeth DeMarse to replace Mr. Vasarhelyi as a member of the Audit Committee and Douglas K. Mellinger to replace Mr. Vasarhelyi as a member of the Compensation Committee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2006	EDGAR ONLINE, INC.

/s/ Susan Strausberg
Susan Strausberg
Chief Executive Officer and President

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